                                                                    Exhibit 99.3


                        COMMON STOCK PURCHASE AGREEMENT

                                    between

                                 ABIOMED, Inc.

                                      and

                                 Paul Fireman

                           dated as of July 14, 1997

                               TABLE OF CONTENTS

ARTICLE 1. PURCHASE AND SALE OF SHARES.....................  1
 1.1. Authorization........................................  1
      -------------
 1.2. Purchase and Sale of the Shares......................  1
      -------------------------------
 1.3. Delivery of Certificates.............................  1
      ------------------------
 1.4. Simultaneous Lederman Purchase and Sale..............  1
      ---------------------------------------

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF ABIOMED.......  2
 2.1. Organization and Qualification.......................  2
      ------------------------------
 2.2. Capitalization.......................................  2
      --------------
 2.3. Issuance and Sale of Shares..........................  3
      ---------------------------
 2.4. Authority for Agreement..............................  3
      -----------------------
 2.5. SEC Reports..........................................  3
      -----------
 2.6. Financial Statements.................................  3
      --------------------
 2.7. Subsidiaries.........................................  4
      ------------
 2.8. Absence of Undisclosed ABIOMED Liabilities...........  4
      ------------------------------------------
 2.9. No Material Adverse Change...........................  4
      --------------------------
 2.10. Tax Matters.........................................  5
       -----------
 2.11. No Breach...........................................  5
       ---------
 2.12. Actions and Proceedings.............................  6
       -----------------------
 2.13. Compliance with Laws................................  6
       --------------------
 2.14. Brokerage...........................................  6
       ---------

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR..  6
 3.1. Authority for Agreement..............................  6
      -----------------------
 3.2. Investment...........................................  7
      ----------
 3.3. Restrictions on Transferability; Legend..............  7
      ---------------------------------------
 3.4. Information..........................................  7
      -----------
 3.5. Brokerage............................................  7
      ---------

ARTICLE 4. REGISTRATION RIGHTS.............................  8
 4.1. Certain Definitions..................................  8
      -------------------
 4.2. Required Registration................................  8
      ---------------------
 4.3. Conditions of Obligations to Register Shares.........  9
      --------------------------------------------
 4.4. Registration Procedures..............................  9
      -----------------------
 4.5. Description of Expenses..............................  11
      -----------------------
 4.6. Indemnification......................................  12
      ---------------

ARTICLE 5. MISCELLANEOUS...................................  13
 5.1. Assignment...........................................  13
      ----------
 5.2. Severability.........................................  13
      ------------
 5.3. Notices..............................................  14
      -------
 5.4. Applicable Law.......................................  14
      --------------
 5.5. Entire Agreement.....................................  14
      ----------------

                                     (i)


 5.6. Headings.............................................  15
 5.7. Counterparts.........................................  15

                                     (ii)

                        COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT dated as of July 14, 1997 (the "Agreement") is between ABIOMED, Inc., a Delaware corporation having its principal place of business at 33 Cherry Hill Drive, Danvers, Massachusetts 01923 (ABIOMED"), and Paul Fireman of ______________, Massachusetts (the "Investor"). ABIOMED and the Investor are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

     In consideration of the mutual promises and of the covenants contained herein, the Parties hereby agree as follows:

                    ARTICLE 1. PURCHASE AND SALE OF SHARES



     1.1.      Authorization.
               -------------

     ABIOMED has duly authorized the issuance and sale to the Investor of Twenty- Three Thousand Four Hundred Eighty (23,480) shares (the "Shares") of its Common Stock, $0.01 par value per share ("Common Stock").

     1.2.      Purchase and Sale of the Shares.
               -------------------------------

     Concurrently with the execution and delivery of this Agreement, ABIOMED hereby issues and sells to the Investor, and the Investor hereby purchases from ABIOMED, the Shares at a purchase price of $13.00 per Share, for an aggregate purchase price of Three Hundred Five Thousand Two Hundred Forty Dollars ($305,240.00). The purchase price shall be payable by the Investor to ABIOMED upon execution of this Agreement.

     1.3.      Delivery of Certificates.
               ------------------------

     On the date hereof, ABIOMED will deliver to the Investor one or more certificates representing the Shares registered in the name of the Investor against payment by the Investor of the purchase price by check or wire transfer.

     1.4.      Simultaneous Lederman Purchase and Sale.
               ---------------------------------------

     Reference is made to and the Parties hereby acknowledge that certain Common Stock Purchase Agreement (the "Lederman Agreement") dated as of the date hereof by and between David M. Lederman ("Lederman") and the Investor pursuant to which Lederman is selling and transferring to the Investor and the Investor is purchasing from Lederman an aggregate of One Hundred Fifty-Three Thousand Eight Hundred Forty Six (153,846) shares of Common Stock (the "Lederman Shares") simultaneously with the purchase and sale contemplated by this Agreement. ABIOMED acknowledges that the Investor is relying upon the representations and warranties of ABIOMED set forth in Article 2 hereof in connection with the Investor's execution and delivery of the Lederman Agreement.

             ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF ABIOMED

     Except as otherwise set forth in the disclosure schedule delivered to the Investor on the date hereof (the "Disclosure Schedule"), the section numbers of which are numbered to correspond to the sections of this Agreement to which they refer, ABIOMED represents and warrants to the Investor as follows:

     2.1.      Organization and Qualification.
               ------------------------------

     Each of ABIOMED and the Subsidiaries (as defined in Section 2.7) is a corporation or partnership duly organized, validly existing and in good standing under the laws of its state or jurisdiction of incorporation or formation with full power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted. Each of ABIOMED and the Subsidiaries is qualified or otherwise authorized to transact business as a foreign corporation or partnership in all jurisdictions in which such qualification or authorization is required by law, except for jurisdictions in which the failure to so qualify or be authorized would not have a material adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of ABIOMED and the Subsidiaries taken as a whole (the "Business of ABIOMED").

     2.2.      Capitalization.
               --------------

               (a) ABIOMED is authorized to issue 25,000,000 shares of Common Stock, of which 7,017,872 shares were issued and outstanding as of June 30, 1997, 2,346,000 shares of Class A Common Stock, $0.01 par value per share, none of which are issued and outstanding, 150,000 shares of Class A Preferred Stock, $0.01 par value per share, none of which are issued and outstanding and 1,000,000 shares of Class B Preferred Stock, $0.01 par value per share, none of which are issued and outstanding. No other class of capital stock of ABIOMED is authorized or outstanding. All of the issued and outstanding shares of ABIOMED's capital stock are duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights. None of the issued and outstanding shares have been issued in violation of any federal or state law except for violations that would not have a material adverse effect on the Business of ABIOMED.

               (b) Options representing in the aggregate the right to purchase 969,785 shares of Common Stock pursuant to ABIOMED's 1992 Combination Stock Option Plan and ABIOMED's 1989 Non-Qualified Stock Option Plan for Non-Employee Directors are outstanding as of the date hereof.

               (c) 90,718 shares of Common Stock are reserved for issuance under ABIOMED's 1988 Employee Stock Purchase Plan as of the date hereof.

               (d)  Except as set forth in paragraphs (a), (b) and (c) of this
Section 2.2, Section 2.2 of the Disclosure Schedule or as a result of the exercise of outstanding options or rights set forth therein, there are not, as of the date hereof, any other shares of ABIOMED capital stock authorized or outstanding or any subscriptions, options, conversion or exchange rights, warrants, repurchase or redemption agreements, or other agreements or commitments obligating ABIOMED to issue, transfer, sell, repurchase or redeem any shares of its capital stock or other securities of ABIOMED. To the best knowledge of ABIOMED, there are no written stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the voting of the capital stock of ABIOMED.

     2.3.      Issuance and Sale of Shares.
               ---------------------------

     The issuance and sale of the Shares by ABIOMED has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of ABIOMED, and the Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. Based in part on the representations made by the Investor set forth in Article 3 below, the offer, issuance and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws. ABIOMED has complied with all applicable federal and state securities laws and with the Nasdaq By-Laws in connection with the offer, issuance and sale of the Shares.

     2.4.      Authority for Agreement.
               -----------------------

     The execution, delivery and performance by ABIOMED of this Agreement has been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by ABIOMED. This Agreement constitutes the valid and binding obligation of ABIOMED enforceable against ABIOMED in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

     2.5.      SEC Reports.
               -----------

     ABIOMED has previously delivered to the Investor its (a) Annual Report on Form 10-K for the year ended March 31, 1997 (the "ABIOMED 10-K"), as filed with the Securities and Exchange Commission (the "SEC'), (b) all proxy statements relating to ABIOMED's meetings of stockholders held or currently scheduled to be held since March 31, 1997 and (c) all other reports filed by ABIOMED with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since March 31, 1997. As of their respective dates, such reports complied in all material respects with applicable SEC requirements and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. ABIOMED has timely filed with the SEC all reports required to be flied under Section 13, 14 or 15(d) of the Exchange Act since March 31, 1997.

     2.6.      Financial Statements.
               --------------------

     The financial statements contained in the ABIOMED 10-K have been prepared from, and are in accordance with, the books and records of ABIOMED and present fairly, in all material respects, the financial condition and results of operations of ABIOMED as of and for the periods presented therein, all in conformity with United States generally accepted accounting principles, consistently applied, except as otherwise noted therein.

     2.7.      Subsidiaries.
               ------------

               (a) The Disclosure Schedule sets forth all of the Subsidiaries and the jurisdiction in which each is incorporated or organized. Except as set forth on the Disclosure Schedule, all issued and outstanding shares or partnership interests of each Subsidiary are owned directly by ABIOMED free and clear of any charges, liens, encumbrances, security interests or adverse claims. As used in this Agreement, "Subsidiary" means any corporation, partnership or other legal entity of which ABIOMED or any Subsidiary owns, directly or indirectly, 50% or more of the stock or other equity interest entitled to vote for the election of directors.

               (b) Except as set forth on the Disclosure Schedule, there are not as of the date hereof any other shares of capital stock or other equity interest of any Subsidiary authorized or outstanding or any subscriptions, options, conversion or exchange rights, warrants, repurchase or redemption agreements, or other agreements, claims or commitments of any nature whatsoever obligating any Subsidiary to issue, transfer, deliver, sell, repurchase or redeem any shares of the capital stock or other equity interest of any Subsidiary or obligating ABIOMED or any Subsidiary to grant, extend or enter into any such agreement. To the best knowledge of ABIOMED, there are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the capital stock of any Subsidiary.

               (c) Except for the Subsidiaries, ABIOMED does not directly or indirectly own or have any investment in any of the capital stock of, and is not a party to a partnership or joint venture with, any other person.

     2.8.      Absence of Undisclosed ABIOMED Liabilities.
               ------------------------------------------

     As of March 31, 1997, ABIOMED and the Subsidiaries had no material liabilities of any nature, whether accrued, absolute, contingent or otherwise,
(a) required to be reflected or disclosed on the balance sheets dated March 31, 1997 (or the notes thereto) included in the ABIOMED 10-K that in the opinion of management were not adequately reflected or reserved against on such balance sheets or (b) for the payment of any dividends, or any other distribution, to the stockholders of ABIOMED. ABIOMED and the Subsidiaries have no such liabilities, other than liabilities (i) which in the opinion of management as of March 31, 1987 are adequately reflected or reserved against on such balance sheet, (ii) incurred since March 31, 1997 in the ordinary course of business and consistent with past practice or (iii) that would not, in the aggregate, have a material adverse effect on the Business of ABIOMED.

     2.9.      No Material Adverse Change.
               --------------------------

     Since March 31, 1997, there has not been any material adverse change in the Business of ABIOMED.

     2.10.     Tax Matters.
               -----------

               (a) ABIOMED and each of the Subsidiaries have filed all tax reports and returns required to be filed by them and have paid or will timely pay all taxes and other charges shown as due on such reports and returns. Neither ABIOMED nor any of the Subsidiaries is delinquent in the payment of any material tax assessment or other governmental charge (including without limitation applicable withholding taxes). Any provision for taxes reflected in the financial statements referenced in Section 2.6 above is, to the best knowledge of ABIOMED, adequate for payment of any and all tax liabilities for periods ending on or before March 31, 1997 and there are no tax liens on any assets of ABIOMED or the Subsidiaries except liens for current taxes not yet due.

               (b) Except as set forth in Section 2.10 of the Disclosure Schedule, there has not been any audit of any tax return filed by ABIOMED or any of the Subsidiaries and no audit of any such tax return is in progress and neither ABIOMED nor any Subsidiary has been notified by any tax authority that any such audit is contemplated or pending. ABIOMED knows of no material tax deficiency or claim for additional taxes asserted or threatened to be asserted against ABIOMED or any of the Subsidiaries by any taxing authority and ABIOMED knows of no grounds for any such assessment. No extension of time with respect to any date on which a tax return was or is to be filed by ABIOMED or any of the Subsidiaries is in force, and no waiver or agreement by ABIOMED or any of the Subsidiaries is in force for the extension of time for the assessment or payment of any tax. For purposes of this Agreement, the term "tax" includes all federal, state, local and foreign taxes or assessments, including income, sales, gross receipts, excise, use, value added, royalty, franchise, payroll, withholding, property and import taxes and any interest or penalties applicable thereto.

     2.11.     No Breach.
               ---------

     The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not: (a) violate any provision of the certificate of incorporation or by-laws of ABIOMED; (b) violate, conflict with or result in the breach of any of the terms or conditions of, result in modification of the effect of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any material instrument, contract or other agreement to which ABIOMED or any of the Subsidiaries is a party or to which any of the assets or properties of ABIOMED or any of the Subsidiaries may be bound or subject; (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, ABIOMED, any Subsidiary or upon any of their respective securities, properties, assets or businesses; (d) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to ABIOMED, any Subsidiary or any of their respective securities, properties, assets or businesses; (e) require the approval, consent or authorization of, or registration or filing with, any foreign, federal, state, local or other governmental or regulatory body or the approval, consent, waiver or notification of any stockholder, creditor, lessor or other person; or (f) result in the creation of any lien or other encumbrance on the assets or properties of ABIOMED or any of the Subsidiaries, excluding from clauses (b) - (f') such matters as would not in the aggregate have a material adverse effect on the Business of ABIOMED or upon the transactions contemplated hereby.

     2.12.     Actions and Proceedings.
               -----------------------

     There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against ABIOMED, any Subsidiary or any of their respective properties or assets. There are no actions, suits or claims or legal, administrative or arbitral proceedings or, to the best knowledge of ABIOMED, investigations (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the best knowledge of ABIOMED, threatened against ABIOMED, any Subsidiary or any of their respective properties or assets.

     2.13.     Compliance with Laws.
               --------------------

     To its knowledge, neither ABIOMED nor any of the Subsidiaries is in violation of any statute, law, rule or regulation, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, governmental or regulatory body or arbitration tribunal, including without limitation laws relating to environmental protection, health and safety matters and labor and employment practices, except for such violations or defaults which do not, individually or in the aggregate, materially and adversely affect the Business of ABIOMED.

     2.14      Brokerage.
               ---------

     No broker, finder, agent or similar intermediary has acted on behalf of ABIOMED in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with ABIOMED or any action taken by ABIOMED, other than a fee payable by ABIOMED to UBS Securities LLC in connection with a fairness opinion being rendered by UBS Securities LLC.

     ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor hereby represents and warrants to ABIOMED as follows:

     3.1.      Authority for Agreement.
               -----------------------

     The Investor has the power and authority to execute and deliver this Agreement and to perform all of his obligations hereunder. This Agreement has been duly executed and delivered by the Investor. This Agreement constitutes the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

     3.2.      Investment.
               ----------

     The Investor is an accredited investor, as defined in Rule 501 of Regulation D under the Securities Act. The Investor is acquiring the Shares solely for his own account for investment purposes as a principal and not with a view to the public resale or distribution of all or any part thereof; provided however, that in making such representation, the Investor does not agree to hold the Shares for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Shares at any time in accordance with the terms of this Agreement and with federal and state securities laws applicable to such sale, transfer or disposition.

     3.3.      Restrictions on Transferability; Legend.
               ---------------------------------------

     The Investor understands that the Shares have not been registered under the Securities Act or under the securities laws of any state or other jurisdiction in reliance upon exemptions thereunder. The Investor acknowledges and is aware that the Shares cannot be resold unless the Shares are registered under the Securities Act and any applicable securities law of any state or other jurisdiction, or an exemption from registration is available. Each certificate representing the Shares shall bear a legend in substantially the following form (unless such Shares have been transferred pursuant to a registration statement under the Securities Act or, in the opinion of counsel acceptable to ABIOMED, such a legend is not required):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW.

     3.4.      Information.
               -----------

     The Investor has reviewed (a) the representations of ABIOMED contained in this Agreement and (b) the ABIOMED 10-K and has had the opportunity to make inquiry concerning ABIOMED and its business and personnel. The Investor is a director of ABIOMED and in such capacity is otherwise familiar with the business of ABIOMED. The officers of ABIOMED have made available to the Investor any and all written information that he has requested and have answered to the Investor's satisfaction all inquiries made by the Investor.

     3.5.      Brokerage.
               ---------

     No broker, finder, agent or similar intermediary has acted on behalf of the Investor in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Investor, or any action taken by him.

                        ARTICLE 4. REGISTRATION RIGHTS

     4.1.      Certain Definitions.
               -------------------

     As used in this Article 4, the following terms shall have the following respective meanings:

               (a) "Holders" shall mean the Investor and any of his successors and assigns (other than successors and assigns who acquire the Shares pursuant to a registered public offering or pursuant to a transaction covered by Rule 144 under the Securities Act) who hold Shares.

               (b) "Registration Expenses" and "Selling Expenses" shall mean the expenses so described in Section 4.6.

               (c) "Other Holders" shall mean all holders of the Company's securities other than Holders.

               (d) "Shares" for purposes of this Article 5 shall have the meaning set forth in Section 1.1 hereof, with the exception that the term shall not include Shares which at any time have become salable pursuant to Rule 144(k) promulgated by the SEC pursuant to the Securities Act, or any similar successor rule

               (e) "Underwriter" shall mean each person who is or may be deemed an "underwriter," as that term is defined in Section 2(11) of the Securities Act, in respect of securities which shall have been registered by ABIOMED under the Securities Act pursuant to any of the provisions of this Article 6.

     4.2.      Required Registration.
               ---------------------

     If ABIOMED for itself or any of its security holders shall at any time or times after the first anniversary of the date hereof and prior to the seventh anniversary of the date hereof determine to register under the Securities Act any shares of Common Stock for an underwritten public offering other than (a) the registration of an offer and sale of securities to employees of, or other persons providing services to ABIOMED pursuant to an employee or similar benefit plan, registered on Form S-8 or comparable form; or (b) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or comparable rule, registered on Form S-4 or similar form, ABIOMED will notify each Holder in each case of such determination at least ten
(10) days prior to the filing of such registration statement, and upon the request of a Holder given in writing within five days after the date of such notice, ABIOMED will use commercially reasonable efforts as soon as practicable thereafter to cause any of the Shares specified by such Holder to be included in such registration statement. Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all Shares of such requesting Holders and all shares of ABIOMED's Common Stock to be offered by ABIOMED and by Other Holders, whether covered by requests for registration or otherwise included, would interfere with the marketing of the securities to be sold by ABIOMED, or if the registration is at the request of a person or persons with a right to require registration, by that person or persons; then the number of shares of Common Stock otherwise to be included in the registration statement by Holders and Other Holders shall be reduced as follows:
(i) there shall first be excluded shares proposed to be included by Other Holders not possessing legal rights to include the same pursuant to this section or any similar provision; and (ii) any further reduction shall be pro rata among such Holders and Other Holders (having such legal rights) in proportion to the number of shares as to which registration is requested by each; provided however, that there shall be no reduction in the number of shares to be included therein (x) by ABIOMED or (y) if the registration is at the request of a person or persons with a right to require such registration, by that person or persons. For purposes of making any such reduction, each holder (whether a Holder or Other Holder) which is a partnership, together with the affiliates, partners and retired partners of such holder, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single holder and any pro rata reduction with respect to such holder shall be based upon the aggregate amount of Shares sought to be sold by all entities and individuals so included in such holder, and the aggregate reduction so allocated to such holder shall be allocated among the entities and individuals included in such holder in such manner as such partnership may reasonably determine. If the managing underwriter determines and advises in writing that the inclusion in the registration statement of any shares of Common Stock to be sold by stockholders of ABIOMED would interfere with the marketing of the securities to be sold by ABIOMED, no notice need be given to any Holder pursuant to the first sentence of this section and no Holder will have the right to include its Shares in such registration statement.

    4.3.       Conditions of Obligations to Register Shares.
               --------------------------------------------

    As conditions to ABIOMED's obligation hereunder to cause Shares to be included in a registration statement, the Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration.

    4.4.       Registration Procedures.
               -----------------------

    If and whenever ABIOMED is required by the provisions of this Article 4 to use commercially reasonable efforts to include any of the Shares in a registration statement filed under the Securities Act, ABIOMED shall as expeditiously as possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Shares and use commercially reasonable efforts to cause such registration statement to become effective.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the Shares covered thereunder have been sold.

               (c) Secure the designation and quotation of the Shares on Nasdaq or any national securities exchange on which the Common Stock is then listed.

               (d) Furnish to each Holder such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Shares owned by such Holder:

             (e) Use commercially reasonable efforts to register or qualify the Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as each selling Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Shares owned by such Holder in such jurisdictions during the period specified in
Section 4.4(b), provided that ABIOMED shall not be required in connection herewith to execute a general consent to service of process in any jurisdiction.

               (f) Notify each Holder immediately of any Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to the Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided however, that ABIOMED may delay preparing, filing and distributing any such supplement or amendment if ABIOMED determines in good faith that such supplement or amendment might, in the reasonable judgment of ABIOMED (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by ABIOMED (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of ABIOMED's stockholders at such time; provided, further, that (x) ABIOMED will give notice (a "Standstill Notice") of any such delay no less than five (5) business days prior to such delay, (y) such delay shall not extend for a period of more than fifteen (15) business days without the written consent of the Holder and (z) ABIOMED may utilize such delay no more than once in each calendar year. Each Holder agrees, upon receipt of a Standstill Notice, forthwith to cease making offers and sales of the Shares pursuant to the registration statement or deliveries of the prospectus contained therein and to return to ABIOMED, for modification and exchange, the copies of such prospectus not theretofore delivered by such Holder; provided that ABIOMED shall forthwith prepare and deliver to such Holder after such delay a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that such prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

               (g) Use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such registration statement and, if such an order is issued, to obtain the withdrawal at the earliest possible time and to notify the Holder of the issuance of such order and the resolution thereof.

               (h) Furnish to the Holder and the Underwriter of the Holder's Shares, on the date that such registration statement becomes effective, (i) an opinion, dated such date, of outside counsel representing ABIOMED (and reasonably acceptable to the Holder) addressed to the Holder as to the effectiveness of the registration statement and its compliance as to form with the requirements of the Securities Act and such other matters as may be reasonably requested by the Holder (including, such additional matters as are customarily included in opinions delivered by company counsel in underwritten public offerings) and (ii) a letter, dated such date, from ABIOMED's independent certified public accountants, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder.

               (i) Subject to the Holder entering into a confidentiality agreement reasonably acceptable to ABIOMED, provide the Holder and its representatives the opportunity to conduct a reasonable inquiry of ABIOMED's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which the Holder may reasonably request in order to fulfill any due diligence obligation on its part.

               (j) Permit counsel for the Holder to review such registration statement and all amendments and supplements thereto a reasonable period of time prior to the filing thereof with the SEC.

               (k) Enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to ABIOMED, with the underwriters of such offering. and to use its reasonable efforts to cause the conditions to the underwriters' performance thereunder to be met.

     Description of Expenses.
     -----------------------

     All expenses incurred by ABIOMED in complying with any of the foregoing provisions of this Section 4, including without limitation all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel to ABIOMED, and accountants' fees and expenses incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Shares hereunder and the fees and disbursements of one counsel to the Holders with respect to any registration of the Shares hereunder are herein called "Selling Expenses." If ABIOMED is required by the provisions of this
Article 4 to use commercially reasonable efforts to effect the registration of any of the Shares under the Securities Act, the Registration Expenses and Selling Expenses in connection with such registration shall be borne as follows:

          (a)  All Registration Expenses shall be borne by ABIOMED.

          (b) Selling Expenses shall be borne pro rata among the Holders participating in the registration, except that each Holder shall bear the expenses of any separate counsel retained by it.

     4.6.      Indemnification.
               ---------------

     In the event that ABIOMED registers under the Securities Act any Shares held by a Holder:

               (a) ABIOMED agrees to indemnify and hold harmless such Holder, each person, if any, who controls such Holder within the meaning of the Securities Act, any Underwriter offering or selling the Holder's Shares and any person controlling such Underwriter, against any and all loss, liability or expense arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus or preliminary prospectus or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was (i) made in reliance upon information furnished in writing by any such Holder, Underwriter or controlling person specifically for inclusion therein or (ii) contained in a preliminary prospectus and corrected in a final or amended prospectus if such Holder, Underwriter or controlling person received notice of such final or amended prospectus prior to the effective date of the registration statement but failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Shares to the person asserting such loss, claim, damage or liability, in any case where such delivery is required by the Securities Act.

               (b) The obligations of ABIOMED under Section 4.2 with respect to any Holder are subject to the following conditions: (i) that each Holder whose Shares are to be included in any registration referred to in this Article 4 agrees, in writing, prior to the filing of such registration or filing, to indemnify and hold harmless ABIOMED and each person, if any, who controls ABIOMED within the meaning of the Securities Act, against any and all loss, liability or expense arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus or preliminary prospectus or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to statements or omissions made in reliance upon a statement in writing furnished by or on behalf of such Holder for inclusion therein; provided however, that the liability of each Holder to so indemnify shall be limited to the amount received by such Holder on the sale of his or her Shares pursuant to such registration statement, and (ii) that each such Holder enters into an underwriting agreement in usual and standard form (including a "lock-up" not exceeding 180 days of Shares not being sold in the underwritten offering) respecting such offering and uses its best reasonable efforts to cause the conditions to the Underwriters' performance thereunder to be met .

               (c)  Each Party entitled to indemnification under this Section
4.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.6 unless and to the extent that such failure results in the forfeiture of substantive rights or' defenses by the Indemnifying Party. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if, in the opinion of counsel to the Indemnified Party, representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation and the Indemnifying Party shall not be required to indemnify any Indemnified Party for any amount paid or payable by such Indemnified Party in settlement of any claim or litigation without such consent of the Indemnifying Party, which consent shall not be unreasonable withheld.


                            ARTICLE 5. MISCELLANEOUS

     5.1.      Assignment.
               ----------

     This Agreement may not be assigned or otherwise transferred by any Party without the consent of the other Party; provided, however, that (a) ABIOMED may, without such consent, assign its rights and obligations under this Agreement (i) in connection with a corporate reorganization, to any member of an affiliated group, all or substantially all of the equity interest of which is owned and controlled by ABIOMED or its direct or indirect parent corporation or (ii) in connection with a merger, consolidation or sale of substantially all of ABIOMED'S assets to an unrelated Third Party; provided however, that ABIOMED'S rights and obligations under this Agreement shall be assumed by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement in writing.

     5.2.      Severability.
               ------------

     Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions, which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

     5.3.      Notices.
               -------

     Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 5.3, and shall be effective upon receipt by the addressee.

     If to                       ABIOMED, Inc.
     ABIOMED:                    33 Cherry Hill Drive
                                 Danvers, Massachusetts 01923
                                 Attention: President
                                 Facsimile: (508) 777-8411

     with a copy to:             Brown Rudnick Freed & Gesmer, P.C.
                                 One Financial Center
                                 Boston, Massachusetts 02111
                                 Attention:  Philip J. Flink, Esquire
                                 Facsimile: (617) 856-8201

     If to                       Paul Fireman
     the Investor:               Reebok International, Ltd.
                                 100 Technology Center Drive
                                 Stoughton, MA  02072
                                 Facsimile:  (617) 344-1562

                                 with a copy to:  <6>

     5.4.      Applicable Law.
               --------------

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     5.5.      Entire Agreement.
               ----------------

     This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by the Parties. Each of the Parties hereby acknowledges that this Agreement is the result of mutual negotiation and therefore any ambiguity in their respective terms shall not be construed against the drafting Party.

     5.6.      Headings.
               --------

     The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

     5.7.      Counterparts.
               ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

                                        ABIOMED, Inc.


                                        By:_________________________

                                        Title:______________________


                                        /s/ Paul Fireman
                                        ----------------------------
                                        Paul Fireman

                       COMMON STOCK PURCHASE AGREEMENT

                                   between

                                 ABIOMED, Inc.

                                     and

                                 John O'Brien

                           dated as of July 14, 1997

                               TABLE OF CONTENTS

ARTICLE 1. PURCHASE AND SALE OF SHARES..............................  1
 1.1. Authorization.................................................  1
      -------------
 1.2. Purchase and Sale of the Shares...............................  1
      -------------------------------
 1.3. Delivery of Certificates......................................  1
      ------------------------

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF ABIOMED................  1
 2.1. Organization and Qualification................................  2
      ------------------------------
 2.2. Capitalization................................................  2
      --------------
 2.3. Issuance and Sale of Shares...................................  3
      ---------------------------
 2.4. Authority for Agreement.......................................  3
      -----------------------
 2.5. SEC Reports...................................................  3
      -----------
 2.6. Financial Statements..........................................  3
      --------------------
 2.7. Subsidiaries..................................................  4
      ------------
 2.8. Absence of Undisclosed ABIOMED Liabilities....................  4
      ------------------------------------------
 2.9. No Material Adverse Change....................................  4
      --------------------------
 2.10. Tax Matters..................................................  4
       -----------
 2.11. No Breach....................................................  5
       ---------
 2.12. Actions and Proceedings......................................  6
       -----------------------
 2.13. Compliance with Laws.........................................  6
       --------------------
 2.14. Brokerage....................................................  6
       ---------

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR...........  6
 3.1. Authority for Agreement.......................................  6
      -----------------------
 3.2. Investment....................................................  6
      ----------
 3.3. Restrictions on Transferability; Legend.......................  7
      ---------------------------------------
 3.4. Information...................................................  7
      -----------
 3.5. Brokerage.....................................................  7
      ---------

ARTICLE 4. REGISTRATION RIGHTS......................................  7
 4.1. Certain Definitions...........................................  8
      -------------------
 4.2. Required Registration.........................................  8
      ---------------------
 4.3. Conditions of Obligations to Register Shares..................  9
      --------------------------------------------
 4.4. Registration Procedures.......................................  9
      -----------------------
 4.5. Description of Expenses....................................... 11
      -----------------------
 4.6. Indemnification............................................... 12
      ---------------

ARTICLE 5. MISCELLANEOUS............................................ 14
 5.1. Assignment.................................................... 14
      ----------
 5.2. Severability.................................................. 14
      ------------
 5.3. Notices....................................................... 14
      -------
 5.4. Applicable Law................................................ 15
      --------------
 5.5. Entire Agreement.............................................. 15
      ----------------

 5.6. Headings...................................................... 15
      --------
 5.7. Counterparts.................................................. 15
      ------------

                        COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT dated as of July 14, 1997 (the "Agreement") is between ABIOMED, Inc., a Delaware corporation having its principal place of business at 33 Cherry Hill Drive, Danvers, Massachusetts 01923 (ABIOMED"), and John O'Brien of <2> (the "Investor"). ABIOMED and the Investor are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

     In consideration of the mutual promises and of the covenants contained herein, the Parties hereby agree as follows:

                    ARTICLE 1. PURCHASE AND SALE OF SHARES


     1.1.  Authorization.
           -------------

     ABIOMED has duly authorized the issuance and sale to the Investor of Fifty-Seven Thousand Six Hundred Ninety-Two (57,692) shares (the "Shares") of its Common Stock, $0.01 par value per share ("Common Stock").

     1.2.  Purchase and Sale of the Shares.
           -------------------------------

     Concurrently with the execution and delivery of this Agreement, ABIOMED hereby issues and sells to the Investor, and the Investor hereby purchases from ABIOMED, the Shares at a purchase price of $13.00 per Share, for an aggregate purchase price of Seven Hundred Forty-Nine Thousand Nine Hundred Ninety-Six Dollars ($749,996.00). The purchase price shall be payable by the Investor to ABIOMED upon execution of this Agreement.

     1.3.  Delivery of Certificates.
           ------------------------

     On the date hereof, ABIOMED will deliver to the Investor one or more certificates representing the Shares registered in the name of the Investor against payment by the Investor of the purchase price by check or wire transfer.

             ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF ABIOMED


     Except as otherwise set forth in the disclosure schedule delivered to the Investor on the date hereof (the "Disclosure Schedule"), the section numbers of which are numbered to correspond to the sections of this Agreement to which they refer, ABIOMED represents and warrants to the Investor as follows:

     2.1.  Organization and Qualification.
           ------------------------------

     Each of ABIOMED and the Subsidiaries (as defined in Section 2.7) is a corporation or partnership duly organized, validly existing and in good standing under the laws of its state or jurisdiction of incorporation or formation with full power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted. Each of ABIOMED and the Subsidiaries is qualified or otherwise authorized to transact business as a foreign corporation or partnership in all jurisdictions in which such qualification or authorization is required by law, except for jurisdictions in which the failure to so qualify or be authorized would not have a material adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of ABIOMED and the Subsidiaries taken as a whole (the "Business of ABIOMED").

     2.2.  Capitalization.
           --------------

           (a) ABIOMED is authorized to issue 25,000,000 shares of Common Stock, of which 7,017,872 shares were issued and outstanding as of June 30, 1997, 2,346,000 shares of Class A Common Stock, $0.01 par value per share, none of which are issued and outstanding, 150,000 shares of Class A Preferred Stock, $0.01 par value per share, none of which are issued and outstanding and 1,000,000 shares of Class B Preferred Stock, $0.01 par value per share, none of which are issued and outstanding. No other class of capital stock of ABIOMED is authorized or outstanding. All of the issued and outstanding shares of ABIOMED's capital stock are duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights. None of the issued and outstanding shares have been issued in violation of any federal or state law except for violations that would not have a material adverse effect on the Business of ABIOMED.

           (b) Options representing in the aggregate the right to purchase 969,785 shares of Common Stock pursuant to ABIOMED's 1992 Combination Stock Option Plan and ABIOMED's 1989 Non-Qualified Stock Option Plan for Non-Employee Directors are outstanding as of the date hereof.

           (c) 90,718 shares of Common Stock are reserved for issuance under ABIOMED's 1988 Employee Stock Purchase Plan as of the date hereof.

           (d)  Except as set forth in paragraphs (a), (b) and (c) of this
Section 2.2, Section 2.2 of the Disclosure Schedule or as a result of the exercise of outstanding options or rights set forth therein, there are not, as of the date hereof, any other shares of ABIOMED capital stock authorized or outstanding or any subscriptions, options, conversion or exchange rights, warrants, repurchase or redemption agreements, or other agreements or commitments obligating ABIOMED to issue, transfer, sell, repurchase or redeem any shares of its capital stock or other securities of ABIOMED. To the best knowledge of ABIOMED, there are no written stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the voting of the capital stock of ABIOMED.

     2.3.  Issuance and Sale of Shares.
           ---------------------------

     The issuance and sale of the Shares by ABIOMED has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of ABIOMED, and the Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. Based in part on the representations made by the Investor set forth in Article 3 below, the offer, issuance and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act of 1933, as amended (the

"Securities Act"), and applicable state securities laws. ABIOMED has complied with all applicable federal and state securities laws and with the Nasdaq By-Laws in connection with the offer, issuance and sale of the Shares.

     2.4.  Authority for Agreement.
           -----------------------

     The execution, delivery and performance by ABIOMED of this Agreement has been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by ABIOMED. This Agreement constitutes the valid and binding obligation of ABIOMED enforceable against ABIOMED in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

     2.5.  SEC Reports.
           -----------

     ABIOMED has previously delivered to the Investor its (a) Annual Report on Form 10-K for the year ended March 31, 1997 (the "ABIOMED 10-K"), as filed with the Securities and Exchange Commission (the "SEC'), (b) all proxy statements relating to ABIOMED's meetings of stockholders held or currently scheduled to be held since March 31, 1997 and (c) all other reports filed by ABIOMED with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since March 31, 1997. As of their respective dates, such reports complied in all material respects with applicable SEC requirements and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. ABIOMED has timely filed with the SEC all reports required to be flied under Section 13, 14 or 15(d) of the Exchange Act since March 31, 1997.

     2.6.  Financial Statements.
           --------------------

     The financial statements contained in the ABIOMED 10-K have been prepared from, and are in accordance with, the books and records of ABIOMED and present fairly, in all material respects, the financial condition and results of operations of ABIOMED as of and for the periods presented therein, all in conformity with United States generally accepted accounting principles, consistently applied, except as otherwise noted therein.

     2.7.  Subsidiaries.
           ------------

           (a) The Disclosure Schedule sets forth all of the Subsidiaries and the jurisdiction in which each is incorporated or organized. Except as set forth on the Disclosure Schedule, all issued and outstanding shares or partnership interests of each Subsidiary are owned directly by ABIOMED free and clear of any charges, liens, encumbrances, security interests or adverse claims. As used in this Agreement, "Subsidiary" means any corporation, partnership or other legal entity of which ABIOMED or any Subsidiary owns, directly or indirectly, 50% or more of the stock or other equity interest entitled to vote for the election of directors.

           (b) Except as set forth on the Disclosure Schedule, there are not as of the date hereof any other shares of capital stock or other equity interest of any Subsidiary authorized or outstanding or any subscriptions, options, conversion or exchange rights, warrants, repurchase or redemption agreements, or other agreements, claims or commitments of any nature whatsoever obligating any Subsidiary to issue, transfer, deliver, sell, repurchase or redeem any shares of the capital stock or other equity interest of any Subsidiary or obligating ABIOMED or any Subsidiary to grant, extend or enter into any such agreement. To the best knowledge of ABIOMED, there are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the capital stock of any Subsidiary.

           (c) Except for the Subsidiaries, ABIOMED does not directly or indirectly own or have any investment in any of the capital stock of, and is not a party to a partnership or joint venture with, any other person.

     2.8.  Absence of Undisclosed ABIOMED Liabilities.
           ------------------------------------------

     As of March 31, 1997, ABIOMED and the Subsidiaries had no material liabilities of any nature, whether accrued, absolute, contingent or otherwise,
(a) required to be reflected or disclosed on the balance sheets dated March 31, 1997 (or the notes thereto) included in the ABIOMED 10-K in the opinion of management that were not adequately reflected or reserved against on such balance sheets or (b) for the payment of any dividends, or any other distribution, to the stockholders of ABIOMED. ABIOMED and the Subsidiaries have no such liabilities, other than liabilities (i) which in the opinion of management as of March 31, 1987 are adequately reflected or reserved against on such balance sheet, (ii) incurred since March 31, 1997 in the ordinary course of business and consistent with past practice or (iii) that would not, in the aggregate, have a material adverse effect on the Business of ABIOMED.

     2.9.  No Material Adverse Change.
           --------------------------

     Since March 31, 1997, there has not been any material adverse change in the Business of ABIOMED.

     2.10. Tax Matters.
           -----------

           (a) ABIOMED and each of the Subsidiaries have filed all tax reports and returns required to be filed by them and have paid or will timely pay all taxes and other charges shown as due on such reports and returns. Neither ABIOMED nor any of the Subsidiaries is delinquent in the payment of any material tax assessment or other governmental charge (including without limitation applicable withholding taxes). Any provision for taxes reflected in the financial statements referenced in Section 2.6 above is, to the best knowledge of ABIOMED, adequate for payment of any and all tax liabilities for periods ending on or before March 31, 1997 and there are no tax liens on any assets of ABIOMED or the Subsidiaries except liens for current taxes not yet due .

           (b) Except as set forth in Section 2.10 of the Disclosure Schedule, there has not been any audit of any tax return filed by ABIOMED or any of the Subsidiaries and no audit of any such tax return is in progress and neither ABIOMED nor any Subsidiary has been notified by any tax authority that any such audit is contemplated or pending. ABIOMED knows of no material tax deficiency or claim for additional taxes asserted or threatened to be asserted against ABIOMED or any of the Subsidiaries by any taxing authority and ABIOMED knows of no grounds for any such assessment. No extension of time with respect to any date on which a tax return was or is to be filed by ABIOMED or any of the Subsidiaries is in force, and no waiver or agreement by ABIOMED or any of the Subsidiaries is in force for the extension of time for the assessment or payment of any tax. For purposes of this Agreement, the term "tax" includes all federal, state, local and foreign taxes or assessments, including income, sales, gross receipts, excise, use, value added, royalty, franchise, payroll, withholding, property and import taxes and any interest or penalties applicable thereto.

     2.11. No Breach.
           ---------

     The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not: (a) violate any provision of the certificate of incorporation or by-laws of ABIOMED; (b) violate, conflict with or result in the breach of any of the terms or conditions of, result in modification of the effect of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any material instrument, contract or other agreement to which ABIOMED or any of the Subsidiaries is a party or to which any of the assets or properties of ABIOMED or any of the Subsidiaries may be bound or subject; (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, ABIOMED, any Subsidiary or upon any of their respective securities, properties, assets or businesses; (d) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to ABIOMED, any Subsidiary or any of their respective securities, properties, assets or businesses; (e) require the approval, consent or authorization of, or registration or filing with, any foreign, federal, state, local or other governmental or regulatory body or the approval, consent, waiver or notification of any stockholder, creditor, lessor or other person; or (f) result in the creation of any lien or other encumbrance on the assets or properties of ABIOMED or any of the Subsidiaries, excluding from clauses (b) - (f') such matters as would not in the aggregate have a material adverse effect on the Business of ABIOMED or upon the transactions contemplated hereby.

     2.12. Actions and Proceedings.
           -----------------------

     There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against ABIOMED, any Subsidiary or any of their respective properties or assets. There are no actions, suits or claims or legal, administrative or arbitral proceedings or, to the best knowledge of ABIOMED, investigations (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the best knowledge of ABIOMED, threatened against ABIOMED, any Subsidiary or any of their respective properties or assets.

     2.13. Compliance with Laws.
           --------------------

     To its knowledge, neither ABIOMED nor any of the Subsidiaries is in violation of any statute, law, rule or regulation, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, governmental or regulatory body or arbitration tribunal, including without limitation laws relating to environmental protection, health and safety matters and labor and employment practices, except for such violations or defaults which do not, individually or in the aggregate, materially and adversely affect the Business of ABIOMED.

     2.14. Brokerage.
           ---------

     No broker, finder, agent or similar intermediary has acted on behalf of ABIOMED in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with ABIOMED or any action taken by ABIOMED, other than a fee payable by ABIOMED to UBS Securities LLC in connection with a fairness opinion being rendered by UBS Securities LLC.

           ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor hereby represents and warrants to ABIOMED as follows:

     3.1.  Authority for Agreement.
           -----------------------

     The Investor has the power and authority to execute and deliver this Agreement and to perform all of his obligations hereunder. This Agreement has been duly executed and delivered by the Investor. This Agreement constitutes the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

     3.2.  Investment.
           ----------

     The Investor is an accredited investor, as defined in Rule 501 of Regulation D under the Securities Act. The Investor is acquiring the Shares solely for his own account for investment purposes as a principal and not with a view to the public resale or distribution of all or any part thereof; provided however, that in making such representation, the Investor does not agree to hold the Shares for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Shares at any time in accordance with the terms of this Agreement and with federal and state securities laws applicable to such sale, transfer or disposition.

     3.3.  Restrictions on Transferability; Legend.
           ---------------------------------------

     The Investor understands that the Shares have not been registered under the Securities Act or under the securities laws of any state or other jurisdiction in reliance upon exemptions thereunder. The Investor acknowledges and is aware that the Shares cannot be resold unless the

Shares are registered under the Securities Act and any applicable securities law of any state or other jurisdiction, or an exemption from registration is available. Each certificate representing the Shares shall bear a legend in substantially the following form (unless such Shares have been transferred pursuant to a registration statement under the Securities Act or, in the opinion of counsel acceptable to ABIOMED, such a legend is not required):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW.

     3.4.  Information.
           -----------

     The Investor has reviewed (a) the representations of ABIOMED contained in this Agreement and (b) the ABIOMED 10-K and has had the opportunity to make inquiry concerning ABIOMED and its business and personnel. The Investor is a director of ABIOMED and in such capacity is otherwise familiar with the business of ABIOMED. The officers of ABIOMED have made available to the Investor any and all written information that he has requested and have answered to the Investor's satisfaction all inquiries made by the Investor.

     3.5.  Brokerage.
           ---------

     No broker, finder, agent or similar intermediary has acted on behalf of the Investor in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Investor, or any action taken by him.

                        ARTICLE 4. REGISTRATION RIGHTS

     4.1.  Certain Definitions.
           -------------------
     As used in this Article 4, the following terms shall have the following respective meanings:

           (a) "Holders" shall mean the Investor and any of his successors and assigns (other than successors and assigns who acquire the Shares pursuant to a registered public offering or pursuant to a transaction covered by Rule 144 under the Securities Act) who hold Shares.

           (b) "Registration Expenses" and "Selling Expenses" shall mean the expenses so described in Section 4.6.

           (c) "Other Holders" shall mean all holders of the Company's securities other than Holders.

           (d) "Shares" for purposes of this Article 4 shall have the meaning set forth in Section 1.1 hereof, with the exception that the term shall not include Shares which at any time have become salable pursuant to Rule 144(k) promulgated by the SEC pursuant to the Securities Act, or any similar successor rule.

           (e) "Underwriter" shall mean each person who is or may be deemed an "underwriter," as that term is defined in Section 2(11) of the Securities Act, in respect of securities which shall have been registered by ABIOMED under the Securities Act pursuant to any of the provisions of this Article 4.

     4.2.  Required Registration.
           ---------------------

     If ABIOMED for itself or any of its security holders shall at any time or times after the first anniversary of the date hereof and prior to the seventh anniversary of the date hereof determine to register under the Securities Act any shares of Common Stock for an underwritten public offering other than (a) the registration of an offer and sale of securities to employees of, or other persons providing services to ABIOMED pursuant to an employee or similar benefit plan, registered on Form S-8 or comparable form; or (b) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or comparable rule, registered on Form S-4 or similar form, ABIOMED will notify each Holder in each case of such determination at least ten
(10) days prior to the filing of such registration statement, and upon the request of a Holder given in writing within five days after the date of such notice, ABIOMED will use commercially reasonable efforts as soon as practicable thereafter to cause any of the Shares specified by such Holder to be included in such registration statement. Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all Shares of such requesting Holders and all shares of ABIOMED's Common Stock to be offered by ABIOMED and by Other Holders, whether covered by requests for registration or otherwise included, would interfere with the marketing of the securities to be sold by ABIOMED, or if the registration is at the request of a person or persons with a right to require registration, by that person or persons; then the number of shares of Common Stock otherwise to be included in the registration statement by Holders and Other Holders shall be reduced as follows: (i) there shall first be excluded shares proposed to be included by Other Holders not possessing legal rights to include the same pursuant to this section or any similar provision; and (ii) any further reduction shall be pro rata among such Holders and Other Holders (having such legal rights) in proportion to the number of shares as to which registration is requested by each; provided however, that there shall be no reduction in the number of shares to be included therein (x) by ABIOMED or (y) if the registration is at the request of a person or persons with a right to require such registration, by that person or persons. For purposes of making any such reduction, each holder (whether a Holder or Other Holder) which is a partnership, together with the affiliates, partners and retired partners of such holder, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single holder and any pro rata reduction with respect to such holder shall be based upon the aggregate amount of Shares sought to be sold by all entities and individuals so included in such holder, and the aggregate reduction so allocated to such holder shall be allocated among the entities and individuals included in such holder in such manner as such partnership may reasonably determine. If the managing underwriter determines and advises in writing that the inclusion in the registration statement of any shares of Common Stock to be sold by stockholders of ABIOMED would interfere with the marketing of the securities to be sold by ABIOMED, no notice need be given to any Holder pursuant to the first sentence of this section and no Holder will have the right to include its Shares in such registration statement.



     4.3.  Conditions of Obligations to Register Shares.
           --------------------------------------------

     As conditions to ABIOMED's obligation hereunder to cause Shares to be included in a registration statement, the Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration.

     4.4.  Registration Procedures.
           -----------------------

     If and whenever ABIOMED is required by the provisions of this Article 4 to use commercially reasonable efforts to include any of the Shares in a registration statement filed under the Securities Act, ABIOMED shall as expeditiously as possible:

           (a) Prepare and file with the SEC a registration statement with respect to such Shares and use commercially reasonable efforts to cause such registration statement to become effective.

           (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the Shares covered thereunder have been sold.

           (c) Secure the designation and quotation of the Shares on Nasdaq or any national securities exchange on which the Common Stock is then listed. Furnish to each Holder such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Shares owned by such Holder:

           (e) Use commercially reasonable efforts to register or qualify the Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as each selling Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Shares owned by such Holder in such jurisdictions during the period specified in
Section 4.4(b), provided that ABIOMED shall not be required in connection herewith to execute a general consent to service of process in any jurisdiction.

           (f) Notify each Holder immediately of any Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to the Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided however, that ABIOMED may delay preparing, filing and distributing any such supplement or amendment if ABIOMED determines in good faith that such supplement or amendment might, in the reasonable judgment of ABIOMED (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by ABIOMED (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of ABIOMED's stockholders at such time; provided, further, that (x) ABIOMED will give notice (a "Standstill Notice") of any such delay no less than five (5) business days prior to such delay, (y) such delay shall not extend for a period of more than fifteen (15) business days without the written consent of the Holder and (z) ABIOMED may utilize such delay no more than once in each calendar year. Each Holder agrees, upon receipt of a Standstill Notice, forthwith to cease making offers and sales of the Shares pursuant to the registration statement or deliveries of the prospectus contained therein and to return to ABIOMED, for modification and exchange, the copies of such prospectus not theretofore delivered by such Holder; provided that ABIOMED shall forthwith prepare and deliver to such Holder after such delay a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that such prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

           (g) Use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such registration statement and, if such an order is issued, to obtain the withdrawal at the earliest possible time and to notify the Holder of the issuance of such order and the resolution thereof.

           (h) Furnish to the Holder and the Underwriter of the Holder's Shares, on the date that such registration statement becomes effective, (i) an opinion, dated such date, of outside counsel representing ABIOMED (and reasonably acceptable to the Holder) addressed to the Holder as to the effectiveness of the registration statement and its compliance as to form with the requirements of the Securities Act and such other matters as may be reasonably requested by the Holder (including, such additional matters as are customarily included in opinions delivered by company counsel in underwritten public offerings) and (ii) a letter, dated such date, from ABIOMED's independent certified public accountants, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder.

           (i) Subject to the Holder entering into a confidentiality agreement reasonably acceptable to ABIOMED, provide the Holder and its representatives the opportunity to conduct a reasonable inquiry of ABIOMED's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which the Holder may reasonably request in order to fulfill any due diligence obligation on its part.

           (j) Permit counsel for the Holder to review such registration statement and all amendments and supplements thereto a reasonable period of time prior to the filing thereof with the SEC.

           (k) Enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to ABIOMED, with the underwriters of such offering. and to use its reasonable efforts to cause the conditions to the underwriters' performance thereunder to be met.

     4.5.  Description of Expenses.
           -----------------------

     All expenses incurred by ABIOMED in complying with any of the foregoing provisions of this Section 4, including without limitation all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel to ABIOMED, and accountants' fees and expenses incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Shares hereunder and the fees and disbursements of one counsel to the Holders with respect to any registration of the Shares hereunder are herein called "Selling Expenses." If ABIOMED is required by the provisions of this
Article 4 to use commercially reasonable efforts to effect the registration of any of the Shares under the Securities Act, the Registration Expenses and Selling Expenses in connection with such registration shall be borne as follows:

           (a)  All Registration Expenses shall be borne by ABIOMED.

           (b) Selling Expenses shall be borne pro rata among the Holders participating in the registration, except that each Holder shall bear the expenses of any separate counsel retained by it.

     4.6.  Indemnification.
           ---------------

     In the event that ABIOMED registers under the Securities Act any Shares held by a Holder:

           (a) ABIOMED agrees to indemnify and hold harmless such Holder, each person, if any, who controls such Holder within the meaning of the Securities Act, any Underwriter offering or selling the Holder's Shares and any person controlling such Underwriter, against any and all loss, liability or expense arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus or preliminary prospectus or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was (i) made in reliance upon information furnished in writing by any such Holder, Underwriter or controlling person specifically for inclusion therein or (ii) contained in a preliminary prospectus and corrected in a final or amended prospectus if such Holder, Underwriter or controlling person received notice of such final or amended prospectus prior to the effective date of the registration statement but failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Shares to the person asserting such loss, claim, damage or liability, in any case where such delivery is required by the Securities Act.

           (b) The obligations of ABIOMED under Section 4.2 with respect to any Holder are subject to the following conditions: (i) that each Holder whose Shares are to be included in any registration referred to in this Article 4 agrees, in writing, prior to the filing of such registration or filing, to indemnify and hold harmless ABIOMED and each person, if any, who controls ABIOMED within the meaning of the Securities Act, against any and all loss, liability or expense arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus or preliminary prospectus or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to statements or omissions made in reliance upon a statement in writing furnished by or on behalf of such Holder for inclusion therein; provided however, that the liability of each Holder to so indemnify shall be limited to the amount received by such Holder on the sale of his or her Shares pursuant to such registration statement, and (ii) that each such Holder enters into an underwriting agreement in usual and standard form (including a "lock-up" not exceeding 180 days of Shares not being sold in the underwritten offering) respecting such offering and uses its best reasonable efforts to cause the conditions to the Underwriters' performance thereunder to be met.

           (c) Each Party entitled to indemnification under this Section 4.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.6 unless and to the extent that such failure results in the forfeiture of substantive rights or' defenses by the Indemnifying Party. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if, in the opinion of counsel to the Indemnified Party, representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation and the Indemnifying Party shall not be required to indemnify any Indemnified Party for any amount paid or payable by such Indemnified Party in settlement of any claim or litigation without such consent of the Indemnifying Party, which consent shall not be unreasonable withheld.

                           ARTICLE 5. MISCELLANEOUS


     5.1.  Assignment.
           ----------

     This Agreement may not be assigned or otherwise transferred by any Party without the consent of the other Party; provided, however, that (a) ABIOMED may, without such consent, assign its rights and obligations under this Agreement (i) in connection with a corporate reorganization, to any member of an affiliated group, all or substantially all of the equity interest of which is owned and controlled by ABIOMED or its direct or indirect parent corporation or (ii) in connection with a merger, consolidation or sale of substantially all of ABIOMED'S assets to an unrelated Third Party; provided however, that ABIOMED'S rights and obligations under this Agreement shall be assumed by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement in writing.

     5.2.  Severability.
           ------------

     Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions, which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

     5.3.  Notices.
           -------

     Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 5.3, and shall be effective upon receipt by the addressee.

     If to                         ABIOMED, Inc.
     ABIOMED:                      33 Cherry Hill Drive
                                   Danvers, Massachusetts 01923
                                   Attention: President
                                   Facsimile: (508) 777-8411

     with a copy to:               Brown Rudnick Freed & Gesmer, P.C.
                                   One Financial Center
                                   Boston, Massachusetts 02111
                                   Attention:  Philip J. Flink, Esquire
                                   Facsimile: (617) 856-8201

     If to                         John O'Brien
     the Investor:                 Allmerica Financial
                                   440 Lincoln Street
                                   Worcester, MA  01653
                                   Facsimile: (617) (508) 852-7588

                                   with a copy to:  <6>

     5.4.  Applicable Law.
           --------------

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     5.5.  Entire Agreement.
           ----------------

     This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by the Parties. Each of the Parties hereby acknowledges that this Agreement is the result of mutual negotiation and therefore any ambiguity in their respective terms shall not be construed against the drafting Party.

     5.6.  Headings.
           --------

     The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

     5.7.  Counterparts.
           ------------
     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

                              ABIOMED, Inc.

                              By: ___________________________________

                              Title: ________________________________


                              /s/ John O'Brien
                              ---------------------------------------
                              John O'Brien

                        COMMON STOCK PURCHASE AGREEMENT

                                    between

                                 ABIOMED, Inc.

                                      and

                           Desmond H. O'Connell, Jr.

                           dated as of July 14, 1997

                               TABLE OF CONTENTS

ARTICLE 1. PURCHASE AND SALE OF SHARES.....................   1
 1.1. Authorization........................................   1
      -------------
 1.2. Purchase and Sale of the Shares......................   1
      -------------------------------
 1.3. Delivery of Certificates.............................   1
      ------------------------

ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF ABIOMED.......   1
 2.1. Organization and Qualification.......................   2
      ------------------------------
 2.2. Capitalization.......................................   2
      --------------
 2.3. Issuance and Sale of Shares..........................   3
      ---------------------------
 2.4. Authority for Agreement..............................   3
      -----------------------
 2.5. SEC Reports..........................................   3
      -----------
 2.6. Financial Statements.................................   3
      --------------------
 2.7. Subsidiaries.........................................   4
      ------------
 2.8. Absence of Undisclosed ABIOMED Liabilities...........   4
      ------------------------------------------
 2.9. No Material Adverse Change...........................   4
      --------------------------
 2.10. Tax Matters.........................................   4
       -----------
 2.11. No Breach...........................................   5
       ---------
 2.12. Actions and Proceedings.............................   6
       -----------------------
 2.13. Compliance with Laws................................   6
       --------------------
 2.14. Brokerage...........................................   6
       ---------

ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR..   6
 3.1. Authority for Agreement..............................   6
      -----------------------
 3.2. Investment...........................................   6
      ----------
 3.3. Restrictions on Transferability; Legend..............   7
      ---------------------------------------
 3.4. Information..........................................   7
      -----------
 3.5. Brokerage............................................   7
      ---------

ARTICLE 4. REGISTRATION RIGHTS.............................   7
 4.1. Certain Definitions..................................   8
      -------------------
 4.2. Required Registration................................   8
      ---------------------
 4.3. Conditions of Obligations to Register Shares.........   9
      --------------------------------------------
 4.4. Registration Procedures..............................   9
      -----------------------
 4.5. Description of Expenses..............................  11
      -----------------------
 4.6. Indemnification......................................  12
      ---------------

ARTICLE 5. MISCELLANEOUS...................................  14
 5.1. Assignment...........................................  14
      ----------
 5.2. Severability.........................................  14
      ------------
 5.3. Notices..............................................  14
      -------
 5.4. Applicable Law.......................................  15
      --------------
 5.5. Entire Agreement.....................................  15
      ----------------

 5.6. Headings.............................................  15
      --------
 5.7. Counterparts.........................................  15
      ------------

                        COMMON STOCK PURCHASE AGREEMENT

     THIS COMMON STOCK PURCHASE AGREEMENT dated as of July 14, 1997 (the "Agreement") is between ABIOMED, Inc., a Delaware corporation having its principal place of business at 33 Cherry Hill Drive, Danvers, Massachusetts 01923 (ABIOMED"), and Desmond H. O'Connell, Jr. of <2> (the "Investor"). ABIOMED and the Investor are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

     In consideration of the mutual promises and of the covenants contained herein, the Parties hereby agree as follows:

                    ARTICLE 1. PURCHASE AND SALE OF SHARES

     1.1.   Authorization.
            -------------

     ABIOMED has duly authorized the issuance and sale to the Investor of Seven Thousand Six Hundred Ninety-Two (7,692) shares (the "Shares") of its Common Stock, $0.01 par value per share ("Common Stock").

     1.2.   Purchase and Sale of the Shares.
            -------------------------------

     Concurrently with the execution and delivery of this Agreement, ABIOMED hereby issues and sells to the Investor, and the Investor hereby purchases from ABIOMED, the Shares at a purchase price of $13.00 per Share, for an aggregate purchase price of Ninety-Nine Thousand Nine Hundred Ninety-Six Dollars ($99,996.00). The purchase price shall be payable by the Investor to ABIOMED upon execution of this Agreement.

     1.3.   Delivery of Certificates.
            ------------------------

     On the date hereof, ABIOMED will deliver to the Investor one or more certificates representing the Shares registered in the name of the Investor against payment by the Investor of the purchase price by check or wire transfer.

             ARTICLE 2. REPRESENTATIONS AND WARRANTIES OF ABIOMED

     Except as otherwise set forth in the disclosure schedule delivered to the Investor on the date hereof (the "Disclosure Schedule"), the section numbers of which are numbered to correspond to the sections of this Agreement to which they refer, ABIOMED represents and warrants to the Investor as follows:

     2.1.   Organization and Qualification.
            ------------------------------

     Each of ABIOMED and the Subsidiaries (as defined in Section 2.7) is a corporation or partnership duly organized, validly existing and in good standing under the laws of its state or jurisdiction of incorporation or formation with full power and authority to own, lease and operate its assets, properties and business and to carry on its business as now being and as heretofore conducted. Each of ABIOMED and the Subsidiaries is qualified or otherwise authorized to transact business as a foreign corporation or partnership in all jurisdictions in which such qualification or authorization is required by law, except for jurisdictions in which the failure to so qualify or be authorized would not have a material adverse effect on the assets, properties, business, operations or condition (financial or otherwise) of ABIOMED and the Subsidiaries taken as a whole (the "Business of ABIOMED").

     2.2.   Capitalization.
            --------------

            (a) ABIOMED is authorized to issue 25,000,000 shares of Common Stock, of which 7,017,872 shares were issued and outstanding as of June 30, 1997, 2,346,000 shares of Class A Common Stock, $0.01 par value per share, none of which are issued and outstanding, 150,000 shares of Class A Preferred Stock, $0.01 par value per share, none of which are issued and outstanding and 1,000,000 shares of Class B Preferred Stock, $0.01 par value per share, none of which are issued and outstanding. No other class of capital stock of ABIOMED is authorized or outstanding. All of the issued and outstanding shares of ABIOMED's capital stock are duly authorized and are validly issued, fully paid, nonassessable and free of preemptive rights. None of the issued and outstanding shares have been issued in violation of any federal or state law except for violations that would not have a material adverse effect on the Business of ABIOMED.

            (b) Options representing in the aggregate the right to purchase 969,785 shares of Common Stock pursuant to ABIOMED's 1992 Combination Stock Option Plan and ABIOMED's 1989 Non-Qualified Stock Option Plan for Non-Employee Directors are outstanding as of the date hereof.

            (c) 90,718 shares of Common Stock are reserved for issuance under ABIOMED's 1988 Employee Stock Purchase Plan as of the date hereof.

            (d)  Except as set forth in paragraphs (a), (b) and (c) of this
Section 2.2, Section 2.2 of the Disclosure Schedule or as a result of the exercise of outstanding options or rights set forth therein, there are not, as of the date hereof, any other shares of ABIOMED capital stock authorized or outstanding or any subscriptions, options, conversion or exchange rights, warrants, repurchase or redemption agreements, or other agreements or commitments obligating ABIOMED to issue, transfer, sell, repurchase or redeem any shares of its capital stock or other securities of ABIOMED. To the best knowledge of ABIOMED, there are no written stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the voting of the capital stock of ABIOMED.

     2.3.   Issuance and Sale of Shares.
            ---------------------------

     The issuance and sale of the Shares by ABIOMED has been duly authorized and the Shares have been duly reserved for issuance by all necessary corporate action on the part of ABIOMED, and the Shares, when issued and delivered against payment therefor, will be duly and validly issued, fully paid and non-assessable. Based in part on the representations made by the Investor set forth in Article 3 below, the offer, issuance and sale of the Shares pursuant to this Agreement are exempt from registration under the Securities Act of 1933, as amended (the

"Securities Act"), and applicable state securities laws. ABIOMED has complied with all applicable federal and state securities laws and with the Nasdaq By-Laws in connection with the offer, issuance and sale of the Shares.

     2.4.   Authority for Agreement.
            -----------------------

     The execution, delivery and performance by ABIOMED of this Agreement has been duly authorized by all necessary corporate action, and this Agreement has been duly executed and delivered by ABIOMED. This Agreement constitutes the valid and binding obligation of ABIOMED enforceable against ABIOMED in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

     2.5.   SEC Reports.
            -----------

     ABIOMED has previously delivered to the Investor its (a) Annual Report on Form 10-K for the year ended March 31, 1997 (the "ABIOMED 10-K"), as filed with the Securities and Exchange Commission (the "SEC'), (b) all proxy statements relating to ABIOMED's meetings of stockholders held or currently scheduled to be held since March 31, 1997 and (c) all other reports filed by ABIOMED with the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since March 31, 1997. As of their respective dates, such reports complied in all material respects with applicable SEC requirements and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. ABIOMED has timely filed with the SEC all reports required to be flied under Section 13, 14 or 15(d) of the Exchange Act since March 31, 1997.

     2.6.   Financial Statements.
            --------------------

     The financial statements contained in the ABIOMED 10-K have been prepared from, and are in accordance with, the books and records of ABIOMED and present fairly, in all material respects, the financial condition and results of operations of ABIOMED as of and for the periods presented therein, all in conformity with United States generally accepted accounting principles, consistently applied, except as otherwise noted therein.

     2.7.   Subsidiaries.
            ------------

            (a) The Disclosure Schedule sets forth all of the Subsidiaries and the jurisdiction in which each is incorporated or organized. Except as set forth on the Disclosure Schedule, all issued and outstanding shares or partnership interests of each Subsidiary are owned directly by ABIOMED free and clear of any charges, liens, encumbrances, security interests or adverse claims. As used in this Agreement, "Subsidiary" means any corporation, partnership or other legal entity of which ABIOMED or any Subsidiary owns, directly or indirectly, 50% or more of the stock or other equity interest entitled to vote for the election of directors.

            (b) Except as set forth on the Disclosure Schedule, there are not as of the date hereof any other shares of capital stock or other equity interest of any Subsidiary authorized or outstanding or any subscriptions, options, conversion or exchange rights, warrants, repurchase or redemption agreements, or other agreements, claims or commitments of any nature whatsoever obligating any Subsidiary to issue, transfer, deliver, sell, repurchase or redeem any shares of the capital stock or other equity interest of any Subsidiary or obligating ABIOMED or any Subsidiary to grant, extend or enter into any such agreement. To the best knowledge of ABIOMED, there are no stockholder agreements, voting trusts, proxies or other agreements, instruments or understandings with respect to the capital stock of any Subsidiary.

            (c) Except for the Subsidiaries, ABIOMED does not directly or indirectly own or have any investment in any of the capital stock of, and is not a party to a partnership or joint venture with, any other person.

     2.8.   Absence of Undisclosed ABIOMED Liabilities.
            ------------------------------------------

     As of March 31, 1997, ABIOMED and the Subsidiaries had no material liabilities of any nature, whether accrued, absolute, contingent or otherwise,
(a) required to be reflected or disclosed on the balance sheets dated March 31, 1997 (or the notes thereto) included in the ABIOMED 10-K in the opinion of management that were not adequately reflected or reserved against on such balance sheets or (b) for the payment of any dividends, or any other distribution, to the stockholders of ABIOMED. ABIOMED and the Subsidiaries have no such liabilities, other than liabilities (i) which in the opinion of management as of March 31, 1987 are adequately reflected or reserved against on such balance sheet, (ii) incurred since March 31, 1997 in the ordinary course of business and consistent with past practice or (iii) that would not, in the aggregate, have a material adverse effect on the Business of ABIOMED.

     2.9.   No Material Adverse Change.
            --------------------------

     Since March 31, 1997, there has not been any material adverse change in the Business of ABIOMED.

     2.10.  Tax Matters.
            -----------

            (a) ABIOMED and each of the Subsidiaries have filed all tax reports and returns required to be filed by them and have paid or will timely pay all taxes and other charges shown as due on such reports and returns. Neither ABIOMED nor any of the Subsidiaries is delinquent in the payment of any material tax assessment or other governmental charge (including without limitation applicable withholding taxes). Any provision for taxes reflected in the financial statements referenced in Section 2.6 above is, to the best knowledge of ABIOMED, adequate for payment of any and all tax liabilities for periods ending on or before March 31, 1997 and there are no tax liens on any assets of ABIOMED or the Subsidiaries except liens for current taxes not yet due.

            (b) Except as set forth in Section 2.10 of the Disclosure Schedule, there has not been any audit of any tax return filed by ABIOMED or any of the Subsidiaries and no audit of any such tax return is in progress and neither ABIOMED nor any Subsidiary has been notified by any tax authority that any such audit is contemplated or pending. ABIOMED knows of no material tax deficiency or claim for additional taxes asserted or threatened to be asserted against ABIOMED or any of the Subsidiaries by any taxing authority and ABIOMED knows of no grounds for any such assessment. No extension of time with respect to any date on which a tax return was or is to be filed by ABIOMED or any of the Subsidiaries is in force, and no waiver or agreement by ABIOMED or any of the Subsidiaries is in force for the extension of time for the assessment or payment of any tax. For purposes of this Agreement, the term "tax" includes all federal, state, local and foreign taxes or assessments, including income, sales, gross receipts, excise, use, value added, royalty, franchise, payroll, withholding, property and import taxes and any interest or penalties applicable thereto.

     2.11.  No Breach.
            ---------

     The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not: (a) violate any provision of the certificate of incorporation or by-laws of ABIOMED; (b) violate, conflict with or result in the breach of any of the terms or conditions of, result in modification of the effect of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time or both constitute) a default under, any material instrument, contract or other agreement to which ABIOMED or any of the Subsidiaries is a party or to which any of the assets or properties of ABIOMED or any of the Subsidiaries may be bound or subject; (c) violate any order, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, ABIOMED, any Subsidiary or upon any of their respective securities, properties, assets or businesses; (d) violate any statute, law or regulation of any jurisdiction as such statute, law or regulation relates to ABIOMED, any Subsidiary or any of their respective securities, properties, assets or businesses; (e) require the approval, consent or authorization of, or registration or filing with, any foreign, federal, state, local or other governmental or regulatory body or the approval, consent, waiver or notification of any stockholder, creditor, lessor or other person; or (f) result in the creation of any lien or other encumbrance on the assets or properties of ABIOMED or any of the Subsidiaries, excluding from clauses (b) - (f') such matters as would not in the aggregate have a material adverse effect on the Business of ABIOMED or upon the transactions contemplated hereby.

     2.12.  Actions and Proceedings.
            -----------------------

     There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against ABIOMED, any Subsidiary or any of their respective properties or assets. There are no actions, suits or claims or legal, administrative or arbitral proceedings or, to the best knowledge of ABIOMED, investigations (whether or not the defense thereof or liabilities in respect thereof are covered by insurance) pending or, to the best knowledge of ABIOMED, threatened against ABIOMED, any Subsidiary or any of their respective properties or assets.

     2.13.  Compliance with Laws.
            --------------------

     To its knowledge, neither ABIOMED nor any of the Subsidiaries is in violation of any statute, law, rule or regulation, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, governmental or regulatory body or arbitration tribunal, including without limitation laws relating to environmental protection, health and safety matters and labor and employment practices, except for such violations or defaults which do not, individually or in the aggregate, materially and adversely affect the Business of ABIOMED.

     2.14.  Brokerage.
            ---------

     No broker, finder, agent or similar intermediary has acted on behalf of ABIOMED in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with ABIOMED or any action taken by ABIOMED, other than a fee payable by ABIOMED to UBS Securities LLC in connection with a fairness opinion being rendered by UBS Securities LLC.

           ARTICLE 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

     The Investor hereby represents and warrants to ABIOMED as follows:

     3.1    Authority for Agreement.
            -----------------------

     The Investor has the power and authority to execute and deliver this Agreement and to perform all of his obligations hereunder. This Agreement has been duly executed and delivered by the Investor. This Agreement constitutes the valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting the rights and remedies of creditors generally and to general principles of equity.

     3.2.   Investment.
            ----------

     The Investor is an accredited investor, as defined in Rule 501 of Regulation D under the Securities Act. The Investor is acquiring the Shares solely for his own account for investment purposes as a principal and not with a view to the public resale or distribution of all or any part thereof; provided however, that in making such representation, the Investor does not agree to hold the Shares for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Shares at any time in accordance with the terms of this Agreement and with federal and state securities laws applicable to such sale, transfer or disposition.

     3.3.   Restrictions on Transferability; Legend.
            ---------------------------------------

     The Investor understands that the Shares have not been registered under the Securities Act or under the securities laws of any state or other jurisdiction in reliance upon exemptions thereunder. The Investor acknowledges and is aware that the Shares cannot be resold unless the

Shares are registered under the Securities Act and any applicable securities law of any state or other jurisdiction, or an exemption from registration is available. Each certificate representing the Shares shall bear a legend in substantially the following form (unless such Shares have been transferred pursuant to a registration statement under the Securities Act or, in the opinion of counsel acceptable to ABIOMED, such a legend is not required):

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW.

     3.3.   Information.
            -----------

     The Investor has reviewed (a) the representations of ABIOMED contained in this Agreement and (b) the ABIOMED 10-K and has had the opportunity to make inquiry concerning ABIOMED and its business and personnel. The Investor is a director of ABIOMED and in such capacity is otherwise familiar with the business of ABIOMED. The officers of ABIOMED have made available to the Investor any and all written information that he has requested and have answered to the Investor's satisfaction all inquiries made by the Investor.

     3.5.   Brokerage.
            ---------

     No broker, finder, agent or similar intermediary has acted on behalf of the Investor in connection with this Agreement or the transactions contemplated hereby, and there are no brokerage commissions, finders fees or similar fees or commissions payable in connection therewith based on any agreement, arrangement or understanding with the Investor, or any action taken by him.

                        ARTICLE 4. REGISTRATION RIGHTS

     4.1.   Certain Definitions.
            -------------------

     As used in this Article 4, the following terms shall have the following respective meanings:

            (a) "Holders" shall mean the Investor and any of his successors and assigns (other than successors and assigns who acquire the Shares pursuant to a registered public offering or pursuant to a transaction covered by Rule 144 under the Securities Act) who hold Shares.

            (b) "Registration Expenses" and "Selling Expenses" shall mean the expenses so described in Section 4.6.

            (c) "Other Holders" shall mean all holders of the Company's securities other than Holders.

            (d) "Shares" for purposes of this Article 4 shall have the meaning set forth in Section 1.1 hereof, with the exception that the term shall not include Shares which at any time have become salable pursuant to Rule 144(k) promulgated by the SEC pursuant to the Securities Act, or any similar successor rule.

            (e) "Underwriter" shall mean each person who is or may be deemed an "underwriter," as that term is defined in Section 2(11) of the Securities Act, in respect of securities which shall have been registered by ABIOMED under the Securities Act pursuant to any of the provisions of this Article 4.

     4.2.   Required Registration.
            ---------------------

     If ABIOMED for itself or any of its security holders shall at any time or times after the first anniversary of the date hereof and prior to the seventh anniversary of the date hereof determine to register under the Securities Act any shares of Common Stock for an underwritten public offering other than (a) the registration of an offer and sale of securities to employees of, or other persons providing services to ABIOMED pursuant to an employee or similar benefit plan, registered on Form S-8 or comparable form; or (b) relating to a merger, acquisition or other transaction of the type described in Rule 145 under the Securities Act or comparable rule, registered on Form S-4 or similar form, ABIOMED will notify each Holder in each case of such determination at least ten
(10) days prior to the filing of such registration statement, and upon the request of a Holder given in writing within five days after the date of such notice, ABIOMED will use commercially reasonable efforts as soon as practicable thereafter to cause any of the Shares specified by such Holder to be included in such registration statement. Notwithstanding the foregoing, if the managing underwriter determines and advises in writing that the inclusion of all Shares of such requesting Holders and all shares of ABIOMED's Common Stock to be offered by ABIOMED and by Other Holders, whether covered by requests for registration or otherwise included, would interfere with the marketing of the securities to be sold by ABIOMED, or if the registration is at the request of a person or persons with a right to require registration, by that person or persons; then the number of shares of Common Stock otherwise to be included in the registration statement by Holders and Other Holders shall be reduced as follows: (i) there shall first be excluded shares proposed to be included by Other Holders not possessing legal rights to include the same pursuant to this section or any similar provision; and (ii) any further reduction shall be pro rata among such Holders and Other Holders (having such legal rights) in proportion to the number of shares as to which registration is requested by each; provided however, that there shall be no reduction in the number of shares to be included therein (x) by ABIOMED or (y) if the registration is at the request of a person or persons with a right to require such registration, by that person or persons. For purposes of making any such reduction, each holder (whether a Holder or Other Holder) which is a partnership, together with the affiliates, partners and retired partners of such holder, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single holder and any pro rata reduction with respect to such holder shall be based upon the aggregate amount of Shares sought to be sold by all entities and individuals so included in such holder, and the aggregate reduction so allocated to such holder shall be allocated among the entities and individuals included in such holder in such manner as such partnership may reasonably determine. If the managing underwriter determines and advises in writing that the inclusion in the registration statement of any shares of Common Stock to be sold by stockholders of ABIOMED would interfere with the marketing of the securities to be sold by ABIOMED, no notice need be given to any Holder pursuant to the first sentence of this section and no Holder will have the right to include its Shares in such registration statement.

     4.3.   Conditions of Obligations to Register Shares.
            --------------------------------------------

     As conditions to ABIOMED's obligation hereunder to cause Shares to be included in a registration statement, the Holder shall provide such information and execute such documents as may reasonably be required in connection with such registration.

     4.4.   Registration Procedures.
            -----------------------

     If and whenever ABIOMED is required by the provisions of this Article 4 to use commercially reasonable efforts to include any of the Shares in a registration statement filed under the Securities Act, ABIOMED shall as expeditiously as possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Shares and use commercially reasonable efforts to cause such registration statement to become effective.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the Shares covered thereunder have been sold.

            (c) Secure the designation and quotation of the Shares on Nasdaq or any national securities exchange on which the Common Stock is then listed.

            (d) Furnish to each Holder such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such Holder may reasonably request in order to facilitate the disposition of the Shares owned by such Holder:

            (e) Use commercially reasonable efforts to register or qualify the Shares covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as each selling Holder shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition of the Shares owned by such Holder in such jurisdictions during the period specified in
Section 4.4(b), provided that ABIOMED shall not be required in connection herewith to execute a general consent to service of process in any jurisdiction.

            (f) Notify each Holder immediately of any Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to the Holder a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided however, that ABIOMED may delay preparing, filing and distributing any such supplement or amendment if ABIOMED determines in good faith that such supplement or amendment might, in the reasonable judgment of ABIOMED (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by ABIOMED (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of ABIOMED's stockholders at such time; provided, further, that (x) ABIOMED will give notice (a "Standstill Notice") of any such delay no less than five (5) business days prior to such delay, (y) such delay shall not extend for a period of more than fifteen (15) business days without the written consent of the Holder and (z) ABIOMED may utilize such delay no more than once in each calendar year. Each Holder agrees, upon receipt of a Standstill Notice, forthwith to cease making offers and sales of the Shares pursuant to the registration statement or deliveries of the prospectus contained therein and to return to ABIOMED, for modification and exchange, the copies of such prospectus not theretofore delivered by such Holder; provided that ABIOMED shall forthwith prepare and deliver to such Holder after such delay a reasonable number of copies of any supplement to or amendment of such prospectus that may be necessary so that such prospectus does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

            (g) Use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such registration statement and, if such an order is issued, to obtain the withdrawal at the earliest possible time and to notify the Holder of the issuance of such order and the resolution thereof.

            (h) Furnish to the Holder and the Underwriter of the Holder's Shares, on the date that such registration statement becomes effective, (i) an opinion, dated such date, of outside counsel representing ABIOMED (and reasonably acceptable to the Holder) addressed to the Holder as to the effectiveness of the registration statement and its compliance as to form with the requirements of the Securities Act and such other matters as may be reasonably requested by the Holder (including, such additional matters as are customarily included in opinions delivered by company counsel in underwritten public offerings) and (ii) a letter, dated such date, from ABIOMED's independent certified public accountants, in form and substance as is customarily given by independent certified public accounts to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holder.

            (i) Subject to the Holder entering into a confidentiality agreement reasonably acceptable to ABIOMED, provide the Holder and its representatives the opportunity to conduct a reasonable inquiry of ABIOMED's financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which the Holder may reasonably request in order to fulfill any due diligence obligation on its part.

            (j) Permit counsel for the Holder to review such registration statement and all amendments and supplements thereto a reasonable period of time prior to the filing thereof with the SEC.

            (k) Enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to ABIOMED, with the underwriters of such offering. and to use its reasonable efforts to cause the conditions to the underwriters' performance thereunder to be met.

     4.5.   Description of Expenses.
            -----------------------

     All expenses incurred by ABIOMED in complying with any of the foregoing provisions of this Section 4, including without limitation all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel to ABIOMED, and accountants' fees and expenses incident to or required by any such registration are herein called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Shares hereunder and the fees and disbursements of one counsel to the Holders with respect to any registration of the Shares hereunder are herein called "Selling Expenses." If ABIOMED is required by the provisions of this
Article 4 to use commercially reasonable efforts to effect the registration of any of the Shares under the Securities Act, the Registration Expenses and Selling Expenses in connection with such registration shall be borne as follows:

            (a)  All Registration Expenses shall be borne by ABIOMED.

            (b) Selling Expenses shall be borne pro rata among the Holders participating in the registration, except that each Holder shall bear the expenses of any separate counsel retained by it.

     4.6.   Indemnification.
            ---------------

     In the event that ABIOMED registers under the Securities Act any Shares held by a Holder:

            (a) ABIOMED agrees to indemnify and hold harmless such Holder, each person, if any, who controls such Holder within the meaning of the Securities Act, any Underwriter offering or selling the Holder's Shares and any person controlling such Underwriter, against any and all loss, liability or expense arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus or preliminary prospectus or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission was (i) made in reliance upon information furnished in writing by any such Holder, Underwriter or controlling person specifically for inclusion therein or (ii) contained in a preliminary prospectus and corrected in a final or amended prospectus if such Holder, Underwriter or controlling person received notice of such final or amended prospectus prior to the effective date of the registration statement but failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Shares to the person asserting such loss, claim, damage or liability, in any case where such delivery is required by the Securities Act.

            (b) The obligations of ABIOMED under Section 4.2 with respect to any Holder are subject to the following conditions: (i) that each Holder whose Shares are to be included in any registration referred to in this Article 4 agrees, in writing, prior to the filing of such registration or filing, to indemnify and hold harmless ABIOMED and each person, if any, who controls ABIOMED within the meaning of the Securities Act, against any and all loss, liability or expense arising out of or based upon any untrue statement or alleged untrue statement of a material fact in any related registration statement, prospectus or preliminary prospectus or any omission or alleged omission of any material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to statements or omissions made in reliance upon a statement in writing furnished by or on behalf of such Holder for inclusion therein; provided however, that the liability of each Holder to so indemnify shall be limited to the amount received by such Holder on the sale of his or her Shares pursuant to such registration statement, and (ii) that each such Holder enters into an underwriting agreement in usual and standard form (including a "lock-up" not exceeding 180 days of Shares not being sold in the underwritten offering) respecting such offering and uses its best reasonable efforts to cause the conditions to the Underwriters' performance thereunder to be met.

            (c) Each Party entitled to indemnification under this Section 4.6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.6 unless and to the extent that such failure results in the forfeiture of substantive rights or' defenses by the Indemnifying Party. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if, in the opinion of counsel to the Indemnified Party, representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation and the Indemnifying Party shall not be required to indemnify any Indemnified Party for any amount paid or payable by such Indemnified Party in settlement of any claim or litigation without such consent of the Indemnifying Party, which consent shall not be unreasonable withheld.

                           ARTICLE 5. MISCELLANEOUS

     5.1.   Assignment.
            ----------

     This Agreement may not be assigned or otherwise transferred by any Party without the consent of the other Party; provided, however, that (a) ABIOMED may, without such consent, assign its rights and obligations under this Agreement (i) in connection with a corporate reorganization, to any member of an affiliated group, all or substantially all of the equity interest of which is owned and controlled by ABIOMED or its direct or indirect parent corporation or (ii) in connection with a merger, consolidation or sale of substantially all of ABIOMED'S assets to an unrelated Third Party; provided however, that ABIOMED'S rights and obligations under this Agreement shall be assumed by its successor in interest in any such transaction and shall not be transferred separate from all or substantially all of its other business assets. Any purported assignment in violation of the preceding sentence shall be void. Any permitted assignee shall assume all obligations of its assignor under this Agreement in writing.

     5.2.   Severability.
            ------------

     Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions, which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

     5.3.   Notices.
            -------

     Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery or courier) or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 5.3, and shall be effective upon receipt by the addressee.

     If to               ABIOMED, Inc.
     ABIOMED:            33 Cherry Hill Drive
                         Danvers, Massachusetts 01923
                         Attention: President
                         Facsimile: (508) 777-84411

     with a copy to:     Brown Rudnick Freed & Gesmer, P.C.
                         One Financial Center
                         Boston, Massachusetts 02111
                         Attention:  Philip J. Flink, Esquire
                         Facsimile: (617) 856-8201

     If to               Desmond H. O'Connell, Jr.
     the Investor:       Suite 24
                         2516 Highway 35
                         Manaquan, NJ  08736
                         Facsimile: (908) 223-4444

                         with a copy to:  <6>

     5.4.   Applicable Law.
            --------------

     This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     5.5.   Entire Agreement.
            ----------------

     This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by the Parties. Each of the Parties hereby acknowledges that this Agreement is the result of mutual negotiation and therefore any ambiguity in their respective terms shall not be construed against the drafting Party.

     5.6.   Headings.
            --------

     The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

     5.7    Counterparts.
            ------------

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

                              ABIOMED, Inc.


                              By:_________________________________

                              Title:______________________________


                              /s/ Desmond H. O'Connell, Jr.
                              ------------------------------------
                              Desmond H. O'Connell, Jr.